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                                                                    EXHIBIT 10.3



                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT made as of July 21, 1998, between CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Company"), and STANWICH FINANCIAL SERVICES CORP., a Rhode Island corporation ("Purchaser").

                                    RECITALS

         This Agreement is made pursuant to the Subscription Agreement for Common Stock ("Subscription Agreement"), dated July 21, 1998, between the Company and the Purchaser, under which the Company has agreed to issue and sell, and the Purchaser has agreed to buy, Four Hundred Forty-Three Thousand Four Hundred Fifty-Nine shares of the common stock, no par value, of the Company.

         To induce the Purchaser to provide funds to the Company pursuant to the terms of the Subscription Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. This Agreement shall become effective upon the issuance of any shares of common stock of the Company to the Purchaser (or any other assignee of the Purchaser's rights under the Subscription Agreement) pursuant to the terms of the Subscription Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Agreement" shall mean this Registration Rights Agreement.

                  (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as the same has been or may hereafter be amended.

                  (c) "Holder" means any person owning or having the right to acquire the Shares or the Prior Shares, respectively.

                  (d) "Indemnified Party" shall mean a party entitled to indemnification under Section 7 of this Agreement.

                  (e) "Indemnifying Party" shall mean the party required to provide indemnification under Section 7 of this Agreement.

                  (f) "Other Shareholders" shall mean, collectively, officers or directors of the Company who own common stock of the Company or other holders of the Company common stock who are entitled, by contract with the Company, to have their common stock included in a registration of the Company's securities.

                  (g) "Prior Shares" shall mean the shares of capital stock of the Company defined as the "Shares" in that certain Registration Rights Agreement between the Company and the Purchaser dated as of June 12, 1997.

                  (h) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and


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applicable rules and regulations thereunder, and such registration statement becoming effective.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration, but excluding fees and disbursements of counsel to, or other experts retained by, any Holder.

                  (j) "Securities Act" shall mean the Securities Act of 1933, as the same has been or may hereafter be amended.

                  (k) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of securities registered.

                  (l) "Shares" shall mean the 443,459 shares of the common stock of the Company issued pursuant to the Subscription Agreement, and any shares of the Company's capital stock issued in respect of or exchange for such shares, whether by stock split, stock dividend or otherwise.

         2. Registration under Securities Act, etc.

                  2.1      Demand Registration.

                  (a) Request. At any time on or after the date of this Agreement, upon the written request of the Purchaser, or an assignee of Shares as provided in Section 9, that the Company effect the registration under the Securities Act of all or part of the Shares specifying the number of Shares to be registered and the intended method of disposition thereof, the Company will give prompt written notice of such request to all registered holders of the Shares, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

                           (i)  those Shares that the Company has been requested
to register by the Purchaser, and
                           (ii) all other Shares that the Company has been
requested to register by written request of the Holders thereof given to the Company within 30 days after the giving of the aforesaid written notice by the Company (specifying the intended method of disposition of such Shares), all to the extent requisite to permit the intended disposition of the Shares to be so registered.

                  (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more Holders of the Shares, no securities other than the Shares and the Prior Shares shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Purchaser in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Purchaser shall have consented in writing to the inclusion of such other securities.

                  (c) Registration Statement Form. Registrations under this
Section 2.1 shall be on such appropriate registration form (i) as shall be selected by the Company and as shall be reasonably acceptable to the Purchaser and (ii) as shall permit the disposition of the Shares in accordance with the intended method or methods of disposition specified in the request for such registration. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Purchaser and counsel to the Company, is required to be included.



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                  (d) Effective Registration Statement. A registration statement requested pursuant to this Section 2.1 shall not be deemed to have been effected and will not be considered a demand registration which may be requested pursuant to this Agreement (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, it does not remain effective for a period of at least 180 days (unless the Shares registered thereunder have been sold or disposed of prior to the expiration of such 180 day period) or such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission ("SEC") or other governmental agency or court for any reason and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of the failure or refusal of a Holder of Shares to satisfy or perform a condition to such closing.

                  (e) Priority in Demand Registrations. If a demand registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy sent to each Holder of the Shares requesting registration) that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Purchaser, or such other Person demanding registration pursuant to Section 9 hereof, such registration will include only that number of the Shares and Prior Shares which the Company is so advised can be sold in such offering, drawn pro rata from the Holders of the Shares and the Prior Shares requesting such registration on the basis of the percentage of Shares and the Prior Shares held by the Holders of Shares which have requested that such securities be included. In connection with any such registration, no securities other than the Shares and the Prior Shares shall be covered by such registration.

                  (f) Demand Registration. Without limiting the ability of other Holders of Shares to have such securities registered once a demand registration has been requested, a demand registration may only be requested by the Purchaser and any other Person entitled to demand registration pursuant to Section 9 hereof, and notwithstanding anything in this Section 2.1 to the contrary, the Company shall not be required to effect more than one registration pursuant to this Section 2.1; provided, however, that the Purchaser, or any other Person entitled to demand registration pursuant to Section 9 hereof, shall be entitled to one additional demand registration if all of the Shares which the Purchaser or such other Person requested to be included in any prior demand registration were not, for whatever reason, registered pursuant to such prior demand registration.

                  2.2 Company Registration.

                  (a) If at any time during the period commencing on the date on which the Shares are issued pursuant to the Subscription Agreement and ending on the third anniversary of such date, the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than (i) a registration on Form S-8 of securities to be offered to employees pursuant to an employee benefit plan, (ii) a registration in connection with an exchange offer or any acquisition, (iii) a registration of asset-backed securities to be issued by a trust, or (iv) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares), the Company shall, each such time, give each Holder written notice of such proposed registration at least twenty (20) days prior to filing the registration statement respecting such proposed registration. Upon the written request of any Holder given within fifteen (15) days after mailing of such notice by the Company, the Company shall cause to be registered under the Securities Act all of the Shares that each such Holder has requested to be registered, subject to
Section 6 hereof.



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                  (b) Priority in Incidental Registrations. In a registration pursuant to this Section 2.2 involving an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company by or through one or more underwriters of recognized standing, if the managing underwriter of such underwritten offering shall inform the Company and the Holders of the Shares requesting registration in such offering by letter of its belief that the number or type of securities to be included in such registration would materially adversely affect its ability to effect such offering, then the Company will be required to include in such registration only that number, if any, and type of Shares which it is so advised can be sold in such offering, drawn pro rata from the Holders of the Shares and Prior Shares requesting such registration on the basis of the percentage of the Shares and Prior Shares held by the Holders of Shares and Prior Shares which have requested that such securities be included.

         3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Shares, the Company shall use its best efforts to, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Shares owned by them.

                  (d) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Shares for sale in any jurisdiction, at the earliest possible moment;

                  (e) Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders provided that in no event shall: the Company be required to qualify to do business in any state or to take any action which would subject it to general or unlimited service of process in any state where it is not now so subject, any stockholder be required to escrow their shares of capital stock of the Company, or the Company or any stockholder be required to comply with any other requirement which they deem unduly burdensome; and

                  (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 90 days after the end of any 12-month period (i) commencing at the end of any fiscal quarter in which Shares are sold to underwriters in a firm or best efforts underwriting offering and (ii) beginning with the first day of the Company's first fiscal quarter next succeeding each sale of Shares after the effective date of a registration statement, which statements shall cover said 12-month periods;

         The Company may require each holder of Shares as to which any registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such Shares as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. Each Holder of Shares as to which any registration is being effected agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to



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the Company or of the happening of any event in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Holder or the distribution of such Shares or omits to state any material fact regarding such Holder or the distribution of such Shares required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing, and to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to such Holder or the distribution of such Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         Each Holder of Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) hereof, or notice from the Company that revision or correction of any of the information contained in such registration statement or prospectus is then required, such holder will forthwith discontinue disposition of such Shares covered by such registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering the Shares current at the time of receipt of such notice.

                  (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement, that the selling Holders shall furnish to the Company such information regarding themselves, the Shares held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Shares.

         5. Expenses Of Registration. All expenses incurred in connection with any registration pursuant to this Agreement (other than underwriter's commissions and fees or any fees of others employed by a selling Holder, including attorneys' fees), including without limitation all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

         6. Underwriting Requirements. In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under Section 2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, if any, as will not, in the opinion of the underwriters, jeopardize or in any way reduce the success of the offering by the Company. If the total amount of Shares that all Holders with registration rights under Section 2 and any Holders of Prior Shares request to be included in such offering exceed the amount of such securities that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of Shares and Prior Shares of the Holders that the underwriters believe will not jeopardize the success of the offering; provided that the Shares and Prior Shares to be included in such case shall be apportioned pro rata among the Holders according to the total amount of Shares and Prior Shares requested to be registered.



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         7. Indemnification. In the event any Shares are included in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Exchange Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or Securities Exchange Act of 1934, as amended ("Exchange Act") against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities law or regulation, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in a connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or his or their representative or agent.

         (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors and officers, any underwriter (as defined in the Securities Act) for the Company, each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, and any other holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder or his representative or agent expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, any person who controls the Company, any underwriter or controlling person of any such underwriter, any other such Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided further that the obligations of each selling Holder hereunder shall be limited to an amount equal to the proceeds of each such selling Holder of the shares sold by such selling Holder pursuant to such registration.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however,



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that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 7.

         8. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration form which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC, the Company agrees that it shall, for at least three (3) years from the date on which the Shares are issued pursuant to exercise of the conversion right under the Note:

         (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

         (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) Furnish to any Holder, so long as the Holder owns any Shares, forthwith upon reasonable request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration or pursuant to such form.

         9. Assignment of Registration Rights. The rights to cause the Company to register Shares pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities by providing the Company, within a reasonable time after such transfer, with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act, (i) such transferee explicitly accepts all obligations of the transferor hereunder, and (ii) such transfer is of not less than 50% of the total number of the Shares initially issued under the Subscription Agreement.

         10. Exceptions to Registration. Notwithstanding any other provision of this Agreement, the Company shall not be required to register any of the Shares if and to the extent that the Holder may at such time dispose of all of such Shares pursuant to Rule 144 promulgated under the Securities Act, or pursuant to any currently effective registration statement previously filed by the Company.

         11. Nominees for Beneficial Owners. In the event that any Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such securities for purposes of any request or other action by any holder or holders of securities pursuant to this Agreement or any determination of any number or percentage of shares of securities held by any holder



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or holders of securities contemplated by this Agreement. If the beneficial owner of any Shares so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Shares.

         12. Legend. Prior to the sale of the Shares pursuant to a registration under the Securities Act, a legend in substantially the following form will be placed on all documents or certificates evidencing the Shares:

         "THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         13. Transfer of Note and/or Shares. The Purchaser hereby represents that the Note and the Shares are being acquired solely for investment purposes, for the Purchaser's own account and not for the interest of any other Person and not with a view to the resale or distribution thereof other than pursuant to an exemption under the Securities Act and in compliance with the terms hereof.

         14. GENERAL AND MISCELLANEOUS

         14.1 Survival Of Warranties. The warranties, representations and covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

         14.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties concerning registration of the Shares, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         14.3 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of California without regard to conflicts of law.

         14.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.5 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) three (3) days after it shall have been mailed by United States mail, first class, certified or registered, return receipt requested, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:



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If to Purchaser:                    Stanwich Financial Services Corp.
                                    c/o Stanwich Partners, Inc.
                                    One Stamford Landing
                                    62 Southfield Ave.
                                    Stamford, CT 06902
                                    Attention:  Chief Executive Officer

If to the Company:                  Consumer Portfolio Services, Inc.
                                    2 Ada
                                    Irvine, CA  92618
                                    Attention:  Chief Executive Officer

or to such other address as each party may designate for itself by like notice.

         14.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written.

                                        CONSUMER PORTFOLIO SERVICES, INC.
                                        a California corporation

                                        By:_____________________________________

                                        Its:____________________________________

                                        STANWICH FINANCIAL SERVICES CORP.
                                        a Rhode Island corporation

                                        By:_____________________________________

                                        Its:____________________________________



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